Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Franklin Electronic Publishers, Incorporated (the “Company”) for the quarterly period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Frank A Musto, Chief Financial Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2007

By:	/s/ Frank A. Musto
Frank A. Musto
Chief Financial Officer